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Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Willis Group Holdings Limited (the "Company") on Form 10-K for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph J. Plumeri, Chairman and Chief Executive Officer of the Company, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, certify that:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

/s/ JOSEPH J. PLUMERI Joseph J. Plumeri Chairman and Chief Executive Officer
Date: March 26, 2003

        A signed original of this written statement required by Section 906 has been provided to Willis Group Holdings Limited and will be retained by Willis Group Holdings Limited and furnished to the Securities and Exchange Commission or its staff upon request.

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  Exhibit 99.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002